UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2004

Advanced Fibre Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28734	68-0277743

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

1465 North McDowell Boulevard
Petaluma, California	94954

(Address of principal executive offices)	(Zip Code)

(707) 794-7700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.

     On September 7, 2004, Advanced Fibre Communications, Inc., a Delaware corporation (“AFC”), and Tellabs, Inc., a Delaware corporation (“Tellabs”), amended the Agreement and Plan of Merger, dated as of May 19, 2004, among Tellabs, Chardonnay Merger Corp. a Delaware corporation and a wholly owned subsidiary of Tellabs (“Merger Sub”), and AFC. The amendments are reflected in the Agreement and Plan of Merger, dated as of May 19, 2004, as amended and restated as of September 7, 2004 (the “Amended Merger Agreement”), among Tellabs, Merger Sub and AFC, a copy of which is attached hereto as an exhibit and is incorporated herein by reference.

     AFC and Tellabs issued a joint press release on September 7, 2004 announcing the signing of the Amended Merger Agreement. A copy of this press release is attached hereto as an exhibit and is incorporated herein by reference.

Additional Information and Where to Find It

This communication is not a solicitation of a proxy from any security holder of Tellabs, Inc. or Advanced Fibre Communications, Inc. Tellabs, Inc. plans to file with the Securities and Exchange Commission an amendment to its Registration Statement on SEC Form S-4 (File No. 333-116794), and Advanced Fibre Communications, Inc. expects to mail a Proxy Statement/Prospectus to its stockholders concerning the proposed merger of Advanced Fibre Communications, Inc. with a subsidiary of Tellabs, Inc. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC by Tellabs, Inc. will be available free of charge from Tellabs Investor Relations, 1415 West Diehl Road, Naperville, IL 60563, 630-798-8800. Documents filed with the SEC by Advanced Fibre Communications, Inc. will be available free of charge from Advanced Fibre Communications Investor Relations, 1465 North McDowell Blvd., Petaluma, CA, USA 94954, 707-792-3500.

Interest of Certain Persons in the Merger.

Advanced Fibre Communications, Inc., and its directors and executive officers and other members of its management and employees, may be deemed to be participants in the solicitation of proxies from the stockholders of Advanced Fibre Communications, Inc. in connection with the merger. The directors and executive officers of Advanced Fibre Communications, Inc. have interests in the merger, some of which may differ from, or may be in addition to, those of the respective stockholders of Advanced Fibre Communications, Inc. generally. Those interests will be described in greater detail in the Proxy Statement/Prospectus with respect to the merger, which may include potential membership on the Tellabs, Inc. Board of Directors, option and stock holdings and indemnification. Information about the directors and executive officers of Advanced Fibre Communications, Inc. and their ownership of Advanced Fibre Communications, Inc. stock is set forth in the proxy statement for Advanced Fibre Communications, Inc.’s 2004 annual meeting of stockholders. Investors may obtain additional information regarding the interests of the participants by reading the proxy statement/prospectus when it becomes available.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 19, 2004, as amended and restated as of September 7, 2004, among Tellabs, Inc., Chardonnay Merger Corp. and Advanced Fibre Communications, Inc.

99.1	Joint Press Release issued by Tellabs, Inc. and Advanced Fibre Communications, Inc. dated September 7, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: September 7, 2004

ADVANCED FIBRE COMMUNICATIONS, INC.

By:	/s/ KEITH E. PRATT

Name:	Keith E. Pratt
Title:	Chief Financial Officer, Senior Vice President,
Finance and Administration and Assistant
Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 19, 2004, as amended and restated as of September 7, 2004, among Tellabs, Inc., Chardonnay Merger Corp. and Advanced Fibre Communications, Inc.

99.1	Joint Press Release issued by Tellabs, Inc. and Advanced Fibre Communications, Inc. dated September 7, 2004.